UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)

(914) 323-5700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on August 15, 2016, Xylem Inc. (the “Company”), Xylem Luxembourg S.à r.L., a Luxembourg société à responsabilité limitée and wholly-owned indirect subsidiary of the Company (“Xylem Lux” and, together with the Company, “Xylem”), Sensus Worldwide Limited, an exempted company incorporated under the laws of Bermuda (“Sensus Worldwide”), Sensus Industries Limited, an exempted company incorporated under the laws of Bermuda and wholly-owned subsidiary of Sensus Worldwide (“Sensus Industries”), and Sensus USA Inc., a Delaware corporation and wholly-owned subsidiary of Sensus Worldwide (“Sensus USA” and, together with Sensus Worldwide and Sensus Industries, “Sensus”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) regarding the acquisition of all of the direct and indirect subsidiaries of Sensus Worldwide, other than Sensus Industries.

On October 31, 2016, Xylem and Sensus entered into the First Amendment to the Share Purchase Agreement (the “Amendment” and the Share Purchase Agreement, as so amended, the “Purchase Agreement”), pursuant to which the parties agreed that the Company, rather than Xylem Lux, would be the indirect acquirer of the issued and outstanding equity of Sensus Metering Systems do Brasil Ltda, a subsidiary of Sensus USA, and to update the purchase price allocation between the Sensus entities.

Other than as expressly modified pursuant the Amendment, the Share Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2016 and is incorporated herein by reference, remains in full force and effect as originally executed on August 15, 2016.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of (1) the Share Purchase Agreement, and (2) the Amendment, a copy of which is filed herewith as Exhibit 2.2 and incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Xylem Lux, Sensus Worldwide, Sensus Industries, Sensus USA or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Purchase Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (iv) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Xylem Lux, Sensus Worldwide, Sensus Industries, Sensus USA or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 31, 2016, the Company completed its previously announced acquisition of all of the direct and indirect subsidiaries of Sensus Worldwide (other than Sensus Industries) (the “Acquisition”) pursuant to the Purchase Agreement.

The aggregate consideration paid in the Acquisition was approximately $1,700,000,000 in cash, subject to certain adjustments as provided in the Purchase Agreement. The consideration was funded with a combination of cash on hand, proceeds from issuances under the Company’s existing commercial paper program, borrowings under a new euro-denominated term loan and the previously disclosed issuance of $500,000,000 aggregate principal amount of 3.250% Senior Notes due 2026 and $400,000,000 aggregate principal amount of 4.375% Senior Notes due 2046.

Item 2.02.	Results of Operations and Financial Condition.

On November 1, 2016, the Company announced its financial results for the third quarter and nine months ended September 30, 2016. A copy of the press release which includes this announcement is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On November 1, 2016, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release which includes this announcement is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company intends to file the financial statements of Sensus required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated as of August 15, 2016, by and among Xylem Inc., Xylem Luxembourg S.à r.l., Sensus Worldwide Limited, Sensus Industries Limited, and Sensus USA Inc. (incorporated by reference to Exhibit 2.1 to Xylem Inc.’s Current Report on Form 8-K filed on August 15, 2016).

2.2	First Amendment to Share Purchase Agreement, dated as of October 31, 2016, by and among Xylem Inc., Xylem Luxembourg S.à r.l., Sensus Worldwide Limited, Sensus Industries Limited, and Sensus USA Inc.

99.1	Press Release issued by Xylem Inc. on November 1, 2016.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits are contained within the Purchase Agreement. The Company hereby agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: November 1, 2016	By:	/s/ E. Mark Rajkowski
Name: E. Mark Rajkowski
Title: Senior Vice President and Chief Financial Officer (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated as of August 15, 2016, by and among Xylem Inc., Xylem Luxembourg S.à r.l., Sensus Worldwide Limited, Sensus Industries Limited, and Sensus USA Inc. (incorporated by reference to Exhibit 2.1 to Xylem Inc.’s Current Report on Form 8-K filed on August 15, 2016).

2.2	First Amendment to the Share Purchase Agreement, dated as of October 31, 2016, by and among Xylem Inc., Xylem Luxembourg S.à r.l., Sensus Worldwide Limited, Sensus Industries Limited, and Sensus USA Inc.

99.1	Press Release issued by Xylem Inc. on November 1, 2016.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits are contained within the Purchase Agreement. The Company hereby agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.